SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------

       Date of Report (Date of earliest event reported): February 14, 2002


                               RENCO METALS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                 333-4513           13-3724916
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          (State or other            (Commission        (IRS Employer
           jurisdiction              File Number)   Identification Number)
         of incorporation)


            238 North 2200 West, Salt Lake City, UT          84116
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           (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:

                                       N/A
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          (Former name or former address, if changed since last report)



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Item  5.    Other Events


            On February 14, 2002, the registrant filed in the United States Bankruptcy Court for the Southern District of New York a Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, a copy of which is attached hereto as Exhibit 99.1, and a Disclosure Statement For Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, a copy of which is attached hereto as Exhibit 99.2.

EXHIBIT NUMBER                DESCRIPTION

Exhibit 99.1 Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, filed February 14, 2002.

Exhibit 99.2 Disclosure Statement For Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, filed February 14, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        RENCO METALS, INC.

                                        By: /s/ Roger L. Fay
                                            -------------------------------
                                            Name:  Roger L. Fay
                                            Title: Vice President, Finance


Date: February 22, 2002